Subsequent Events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 29 – Subsequent Events

1.	Kenon

Dividend

In March 2024, Kenon’s board of directors approved a cash dividend of $3.80 per share (an aggregate amount of approximately $200 million), payable to Kenon’s shareholders of record as of the close of trading on April 8, 2024, for payment on or about April 15, 2024.

2.	OPC

Series D Debentures

In January 2024, OPC issued Series D debentures at a par value of approximately NIS 200 million (approximately $55 million), with the proceeds of the issuance designated for OPC’s needs, including for restructuring of an existing financial debt. The debentures are listed on the TASE, are not CPI-linked and bear annual interest of 6.2%.